                            SCHEDULE 14A INFORMATION



          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]


Check the appropriate box:


[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                             QUANTA SERVICES, INC.
                             ---------------------
                (Name of Registrant as Specified In Its Charter)



                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)


Payment of Filing Fee (check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1)   Title of each class of securities to which transaction applies:
     (2)   Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)   Proposed maximum aggregate value of transaction:
     (5)    Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offset was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount previously paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

                             QUANTA SERVICES, INC.
                      1360 Post Oak Boulevard, Suite 2100
                              Houston, TX 77056
                                (713) 629-7600

                                _______________


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 24, 2001

To our Stockholders:

     The Annual Meeting of Stockholders of Quanta Services, Inc. will be held at the Omni Houston Hotel, Four Riverway, Houston, Texas 77056, on May 24, 2001 at 9:00 a.m. local time.

     At the meeting, you will be asked to consider and act upon the following matters, which are more fully described in the accompanying Proxy Statement:

1. Election of ten members of our Board of Directors, six by the holders of Common Stock and Series A Convertible Preferred Stock voting together as a class, three by the holders of Series A Convertible Preferred Stock and one by the holders of Limited Vote Common Stock;
2. Ratification of the appointment of Arthur Andersen LLP as independent auditors; and
3. Any other matters that properly come before the meeting or any adjournments of the meeting.

     Our stockholders of record at the close of business on March 27, 2001 are entitled to notice of, and to vote at, the annual meeting and any adjournments of the meeting.

                                    By Order of the Board of Directors

                                    /S/ DANA A. GORDON

                                    Dana A. Gordon
                                    CORPORATE SECRETARY

Houston, Texas
April 24, 2001





                            YOUR VOTE IS IMPORTANT

You are cordially invited to attend the annual meeting in person. To assure your representation at the meeting, please vote promptly whether or not you expect to be present at the meeting. You can vote your shares (1) via the Internet or (2) by signing and dating the enclosed proxy card and returning it in the accompanying envelope. You will find specific instructions for voting via the Internet on the proxy card. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                               TABLE OF CONTENTS

ABOUT THE MEETING.......................................................................................   1
        What is the purpose of the meeting?.............................................................   1
        Who is entitled to vote at the meeting?.........................................................   1
        What are the voting rights of the holders of Series A Convertible Preferred Stock, Common Stock
                and Limited Vote Common Stock?..........................................................   1
        Who can attend the meeting?.....................................................................   1
        How do I vote?..................................................................................   2
        Can I change my vote after I return my proxy card?..............................................   2
        What constitutes a quorum?......................................................................   2
        What vote is required to approve each item to be voted on at the meeting?.......................   3
        What are the Board's recommendations?...........................................................   3
        What if I receive more than one proxy card?.....................................................   3
        How can I receive future correspondence via electronic transmission?............................   3

STOCK OWNERSHIP OF CERTAIN
        BENEFICIAL OWNERS AND MANAGEMENT................................................................   4
        Security Ownership of Certain Beneficial Owners.................................................   4
        Security Ownership of Management................................................................   5

PROPOSAL NO. 1
        ELECTION OF DIRECTORS...........................................................................   7

INFORMATION CONCERNING THE BOARD OF DIRECTORS
        AND COMMITTEES..................................................................................   9
        Director Meetings...............................................................................   9
        Director Compensation...........................................................................  10

EXECUTIVE OFFICERS......................................................................................  11

EXECUTIVE COMPENSATION AND OTHER MATTERS................................................................  12
        Summary Compensation Table......................................................................  12
        Option Grants in Last Fiscal Year...............................................................  13
        2000 Stock Option Exercises and Year-End Option Values..........................................  14
        Employment Agreements...........................................................................  14
        2001 Stock Option Plan..........................................................................  15
        Compensation Committee Interlocks and Insider Participation.....................................  15

CERTAIN TRANSACTIONS....................................................................................  16
        Transactions Involving Certain Officers, Directors and Stockholders.............................  16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.................................................  17

REPORT FROM THE COMPENSATION COMMITTEE
        REGARDING EXECUTIVE COMPENSATION................................................................  17

REPORT FROM THE AUDIT COMMITTEE.........................................................................  18
        Arthur Andersen LLP Fees........................................................................  19

PERFORMANCE GRAPH.......................................................................................  20

PROPOSAL NO. 2
        RATIFICATION OF INDEPENDENT AUDITORS............................................................  21

ADDITIONAL INFORMATION..................................................................................  21
        Stockholder Proposals for the 2002 Annual Meeting...............................................  21
        Proxy Solicitation Costs........................................................................  21
        Other Matters...................................................................................  21

                             QUANTA SERVICES, INC.
                      1360 Post Oak Boulevard, Suite 2100
                               Houston, TX 77056
                                (713) 629-7600

                                _______________

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 24, 2001

                                _______________

     We are distributing this proxy statement and the form of proxy beginning on or about April 24, 2001.

     All share amounts and per share amounts in this proxy statement have been adjusted to give effect to a 3-for-2 stock split, payable as a stock dividend, declared by the Board of Directors on March 8, 2000 and paid on April 7, 2000 to stockholders of record as of March 27, 2000.

                               ABOUT THE MEETING

What is the purpose of the meeting?

     At the meeting, you will act upon proposals to elect the board of directors and ratify Arthur Andersen LLP as independent auditors.

Who is entitled to vote at the meeting?

     Only holders of record of our Series A Convertible Preferred Stock, par value $.00001, Common Stock, par value $.00001, and Limited Vote Common Stock, par value $.00001, at the close of business on March 27, 2001, the record date for the meeting, are entitled to notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Series A Convertible Preferred Stock, Common Stock and Limited Vote Common Stock?

     Each share of Series A Convertible Preferred Stock is entitled to five votes on each matter submitted for vote, each share of Common Stock is entitled to one vote on each matter submitted for vote and each share of Limited Vote Common Stock is entitled to one-tenth of one vote on each matter submitted for vote.

     With respect to the election of directors, holders of Common Stock and Series A Convertible Preferred Stock voting together will elect six directors. Holders of Series A Convertible Preferred Stock voting as a class will elect three directors and holders of Limited Vote Common Stock voting as a class will elect one director.

     On all other matters, holders of Series A Convertible Preferred Stock, Common Stock and Limited Vote Common Stock will vote together.

Who can attend the meeting?

     All stockholders of record as of March 27, 2001, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m. and seating will begin at 8:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

How do I vote?

     You may vote your shares in either of the following manners:

          (1) by going to the web site www.proxyvote.com, entering the 12-digit
                                       -----------------
          control number located on your proxy card and following the simple instructions (not available for Series A Convertible Preferred Stock or Limited Vote Common Stock); or

          (2) by signing and dating the enclosed proxy card and returning it in the accompanying envelope.

     If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. If you hold your shares in "street name" and you wish to vote at the meeting, you will need to obtain a proxy from the institution that holds your shares.

     Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a written notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and request to vote your shares in person, although attendance at the meeting will not by itself revoke a previously granted proxy.

What constitutes a quorum?

     With respect to the election of directors, the quorum requirements are as follows:


                              Number of Directors      Number of Shares Required
          Class of Stock       to be Elected          to be Present for a Quorum

       Series A Convertible        Six              A majority of the aggregate
       Preferred Stock and                          votes entitled to be cast
       Common Stock,
       voting together

       Series A Convertible        Three            A majority of the votes
       Preferred Stock                              entitled to be cast

       Limited Vote                 One             A majority of the votes
       Common Stock                                 entitled to be cast


     For all other matters, the presence in person or by proxy of the holders of a majority of the aggregate votes entitled to be cast by holders of the Series A Convertible Preferred Stock, Common Stock and Limited Vote Common Stock will constitute a quorum. As of March 27, 2001, 3,444,961 shares of Series A Convertible Preferred Stock, 57,706,529 shares of Common Stock and 1,739,338 shares of Limited Vote Common Stock were outstanding and entitled to vote. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present for purposes of determining whether a quorum is present at the meeting.

What vote is required to approve each item to be voted on at the meeting?



     With respect to the election of directors, the vote requirements are as follows:

                               Number of Directors        Vote Required
          Class of Stock         to be Elected          to Elect Directors

       Series A Convertible         Six               Plurality of the aggregate
       Preferred Stock and                            votes cast
       Common Stock,
       voting together

       Series A Convertible        Three              Plurality of the votes
       Preferred Stock                                cast

       Limited Vote                 One               Plurality of the votes
       Common Stock                                   cast


     All other matters will be decided by a majority of the votes entitled to be cast on that matter, with all classes of stock voting together. A properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted. Accordingly, an abstention will have the effect of a negative vote.

     If you hold shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum present.

What are the Board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote of "FOR" each of the proposed directors and "FOR" ratification of Arthur Andersen LLP as independent auditors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What if I receive more than one proxy card?

     If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one proxy card. We encourage you to vote each proxy card that you receive.

How can I receive future correspondence via electronic transmission?

     To receive all future correspondence via electronic transmission, submit your vote for this meeting via the Internet, following the instructions on the enclosed proxy card. After you submit your vote, you will be asked whether you would like to receive future materials through the Internet. Select this option and you will be guided through a simple application to receive future correspondence electronically.

                           STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     The following table sets forth information, as of March 15, 2001, with respect to each person known by Quanta to be the beneficial owner of more than 5% of our outstanding shares of Quanta's Series A Convertible Preferred Common Stock, Common Stock and Limited Vote Common Stock.

                                                                                Amount
Name and Address                                                             Beneficially    Percent
of Beneficial Owner                              Title Of Class                 Owned       of Class
UtiliCorp United Inc.                 Series A Convertible Preferred Stock       3,444,961      100.0%
20 West Ninth Street
Kansas City, Missouri 64105           Common Stock (1)                          26,529,979      35.41

Midwest Acquisition Support, LLC      Limited Vote Common Stock                    263,533       15.0
4040 San Felipe, Suite 155
Houston, Texas 77027                  Common Stock (2)                               3,010        *

Kevin D. Miller                       Limited Vote Common Stock                    236,033       13.5
109 E. 5/th/ Street, Suite E
Auburn, Indiana 46706                 Common Stock (3)                               3,360        *

Vincent D. Foster                     Limited Vote Common Stock (4)                207,262       11.8
1300 Post Oak Boulevard, Suite 800
Houston, Texas 77056                  Common Stock (5)                             108,321        *

William G. Parkhouse                  Limited Vote Common Stock (6)                195,632       11.2
5901 Fox Chapel Road
Austin, Texas 78746

ALBA Corporation                      Limited Vote Common Stock                    184,857       10.5
5301 Hollister, Suite 300
Houston, Texas 77002

*    Percentage of shares does not exceed 1%.

(1) Includes 17,224,805 shares of Common Stock issuable upon the conversion of 3,444,961 shares of Series A Convertible Preferred Stock.

(2) Includes 3,010 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options.

(3) Includes 3,360 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options.

(4) Includes 15,564 shares of Limited Vote Common Stock owned by Main Street Equity Ventures II, L.P., a merchant banking firm of which Mr. Foster disclaims beneficial ownership.

(5) Includes 76,671 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options and 13,500 shares of Common Stock over which Messrs. Colson and Foster share voting and dispositive power. Also includes 4,500 shares of Common Stock owned by Main Street Equity Ventures II, L.P., of which Mr. Foster disclaims beneficial ownership.

(6) Does not include 148,068 shares of Limited Vote Common Stock held in trust for members of Mr. Parkhouse's family, of which he disclaims beneficial ownership.

Security Ownership of Management

     The following table sets forth information, as of March 15, 2001, with respect to the number of shares of Common Stock and Limited Vote Common Stock beneficially owned by (i) each of our Directors, including each nominee for election as a Director, (ii) each of our executive officers named in the Summary Compensation Table and (iii) all of our Directors and executive officers as a group.

                                              Shares of Limited Vote
                                                  Common Stock                      Shares of Common Stock
                                               Beneficially Owned                    Beneficially Owned
                                           -------------  ------------------------------------------------------
                                                              Percent                                  Percent
Name                                            Number       of Class                Number           of Class
----------------------------------------------------------------------------------------------------------------
John R. Colson                                         -             -                2,223,19 (1)         3.9%
John A. Martell                                        -             -                 671,726 (2)         1.2
John R. Wilson                                         -             -                 653,012 (3)         1.1
Gary A. Tucci                                          -             -                 528,159 (4)           *
Luke T. Spalj                                          -             -                 300,482 (5)           *
Vincent D. Foster                             207,262 (6)         11.8%                108,321 (7)           *
James H. Haddox                                   70,000           4.0                 104,448 (8)           *
Elliott C. Robbins                                     -             -                  65,108 (9)           *
Robert K. Green                                        -             -                 47,500 (10)           *
Michael T. Willis                                 10,253             *                 30,000 (11)           *
James R. Ball                                     29,625           1.7                 37,500 (12)           *
James G. Miller                                        -             -                 29,000 (13)           *
Terrence P. Dunn                                       -             -                                       *
Jerry J. Langdon                                       -             -
Louis Golm                                             -             -
All directors and executive officers as a        354,640          20.2              4,887,515 (14)        8.5
group (19 persons) (14)

*         Percentage of shares does not exceed 1%.


(1) Includes 144,003 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options, and 13,500 shares over which Messrs. Colson and Foster share voting and dispositive power.

(2) Includes 6,414 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options and 223,965 shares of Common Stock owned by trusts for the benefit of minor children of Mr. Martell, of which he disclaims beneficial ownership.

(3) Includes 53,012 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options.

(4) Includes 53,314 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options.

(5) Includes 25,140 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options.

(6) Includes 15,564 shares of Limited Vote Common Stock owned by Main Street Equity Ventures II, L.P., a merchant banking firm of which Mr. Foster disclaims beneficial ownership.

(7) Includes 76,671 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options and 13,500 shares of Common Stock over which Messrs. Colson and Foster share voting and dispositive power. Also includes 4,500 shares of Common Stock owned by Main Street Equity Ventures II, L.P., of which Mr. Foster disclaims beneficial ownership.

(8) Includes 103,125 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options .

(9) Includes 33,750 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options.

(10) Includes 22,500 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options and 25,000 shares of Common Stock held by Greenway Capital, L.P.

(11) Includes 30,000 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options.

(12) Includes 30,000 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options.

(13) Includes 22,500 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options.

(14) Includes 676,741 shares of Common Stock which may be acquired within 60 days of March 15, 2001, through the exercise of stock options.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The current term of office of all of our directors expires at the 2001 annual meeting. The Board of Directors proposes that the following nominees, all of whom except Messrs. Golm, Langdon and Dunn are currently serving as directors, be elected for a new term of one year and until their successors are duly elected and qualified or until their earlier resignation or removal. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.



     The directors standing for election by each class of shares entitled to vote are:



Nominees for Election by the Holders of Common Stock and Series A Convertible
-----------------------------------------------------------------------------
Preferred Stock:
----------------

    Name            Age                     Position(s) with Quanta                     Director Since
    ----            ---                     -----------------------                     --------------
James R. Ball        58  Director                                                                 1998
John R. Colson       53  Chief Executive Officer, Director                                        1998
Louis C. Golm        59  Director Nominee                                                            -
Jerry J. Langdon     49  Director Nominee                                                            -
Gary A. Tucci        44  Regional Vice President, President of Potelco, Inc., Director            1998
John R. Wilson       51  Regional Vice President, President of PAR Electrical                     1998
                         Contractors, Inc., Director

Nominees for Election by the Holders of Series A Convertible Preferred Stock:
-----------------------------------------------------------------------------

    Name            Age                     Position(s) with Quanta                     Director Since
    ----            ---                     -----------------------                     --------------
Terrence P. Dunn     53  Director Nominee                                                            -
Robert K. Green      39  Director                                                                 1999
James G. Miller      52  Director                                                                 1999


Nominee for Election by the Holders of Limited Vote Common Stock:
-----------------------------------------------------------------

     Name           Age                     Position(s) with Quanta                     Director Since
     ----           ---                     -----------------------                     --------------
Vincent D. Foster     44  Chairman of the Board of Directors                                      1997

     James R. Ball has been a private investor and an industry consultant with J.R. Ball Investments since 1995. He has served on the board of directors of Carbide/Graphite Group, Inc., a producer of graphite electrode specialties products since 1994 and was previously a director of Rexene Corp. From 1969 to 1994, he held several positions with Vista Chemical Company (''Vista'') and its predecessor, Conoco, Inc. Vista was sold in 1991 to RWE-DEA, a unit of RWE AG, a German energy and chemicals concern. Mr. Ball served on the board of directors of Vista and was its President and Chief Executive Officer from 1992 through 1994. Mr. Ball holds a Masters of Science in Management degree.

     John R. Colson has served as our Chief Executive Officer since December 1997. He joined PAR Electrical Contractors, Inc. ("PAR"), now a subsidiary of Quanta, in 1971 and served as its President from 1991 to December 1997. He is currently a member of the Council of Industrial Relations, governor of the Missouri Valley chapter of the National Electrical Contractors Association ("NECA"), a director of the Missouri Valley Line Apprenticeship Program and a director of U. S. Concrete, Inc., a publicly traded ready-mixed concrete manufacturer and distributor.

     Terrence P. Dunn has served as President and Chief Executive Officer of Dunn Industries, Inc. since 1986. Mr. Dunn joined J. E. Dunn in 1974 as contracts officer and was made Vice President and Treasurer in 1978. He was promoted to Senior Vice President in 1979, Executive Vice President in 1980, and President in 1986. He has been active in all facets of the business with extensive experience in construction operations. Mr. Dunn holds an M.B.A. degree. Mr. Dunn serves as the Chairman of the Board of the Federal Reserve Bank of Kansas City, the Heart of America United Way and the Rockhurst University Board of Trustees.

     Vincent D. Foster has served as Senior Managing Director of Main Street Equity Ventures (and its predecessor firm), a venture capital firm, since 1997. From 1988 through 1997, Mr. Foster was a partner of Andersen Worldwide and Arthur Andersen LLP ("Arthur Andersen"). Mr. Foster was the Director of the Corporate Finance and Mergers and Acquisitions practices of Arthur Andersen for the southwestern U.S., specializing in providing merger and acquisition and corporate finance advisory services to clients. Mr. Foster is also a director of U. S. Concrete, Inc., Carriage Services, Inc., Fabrication Technologies Corp., and National Alarm Technologies. Mr. Foster holds a J.D. degree and is a Certified Public Accountant.

     Robert K. Green has served as President and Chief Operating Officer of UtiliCorp since February 1996, and in December 1999 assumed the additional duties of Chairman of Aquila Inc., the company's energy marketing and trading unit. Mr. Green also serves as Chairman of United Energy Limited and United Networks Limited, UtiliCorp's principal utility operations in Australia and New Zeland. He is Chairman of the Initiative for a competitive Inner City in Kansas City and a member of the organizations' national board of directors, and also serves on the board of directors of United Missouri Bank and eScout. Mr Green holds a J.D. degree.

     Louis C. Golm has been an independent consultant and senior advisor to the telecommunications and information management industries since 1999. From 1997 to 1999, Mr. Golm served as President of AirTouch International, a division of AirTouch Communications. From 1994 until 1997, Mr. Golm served as President and Chief Executive Officer of AT&T - Japan. Mr. Golm joined AT&T in 1964 and served in various management positions prior to 1994. Mr. Golm serves as a director of CLARITI Telecommunications International, SBS Technologies, US Wireless Corp, Grupo TelCA International and the Japan Society of Northern California. He is also a founder and director of Kirusa. Mr. Golm holds a Master of Science in Management degree and an M.B.A. degree.

     Jerry Langdon has served as the Managing Partner and Chief Operating Officer of CARLANG Partners, L.P. since 1999, the President and Chief Executive Officer of Republic Gas Corporation since 1993 and a Principal of the Energy Transfer Group since 1998. From 1996 to 1998, Mr. Langdon served as the President and Chief Executive Officer of Mid-Louisiana Gas Company. From 1994 to 1998, he served as the President of Republic Gas Partners, L.L.C. In 1989, Mr. Langdon was appointed by President Reagan to be a Commissioner to the Federal Energy Regulatory Commission, where he served until 1993. Mr. Langdon is an advisory director of Highland Energy Company and served as an advisory director of DLJ Global Energy Partners from 1999 until 2000.

     James G. Miller has served as Senior Vice President of UtiliCorp since 1994 and has served as Chief Executive Officer of UtiliCorp's U.S. Utilities since August, 2000. Mr. Miller joined UtiliCorp in 1989 and served as President of UtiliCorp's West Plains Energy division from 1991 to 1994, and President of its Michigan Gas Utilities division from 1989 to 1991. Before joining UtiliCorp as part of the acquisition of Michigan Gas Utilities, Mr. Miller served as that company's President from 1983 to 1989. Mr. Miller holds an M.B.A. degree.

     Gary A. Tucci has served as a Regional Vice President of Quanta since August 1998. Mr. Tucci joined Potelco, Inc., now a subsidiary of Quanta, in 1975 and has served as its President since 1988. He is a member of the Joint NECA/International Brotherhood of Electrical Workers Apprenticeship and Training Committee as well as the National Labor Relations Board.

     John R. Wilson has served as a Regional Vice President of Quanta since April 1999 and as President of PAR since 1997. Mr. Wilson joined PAR in 1977 and served as an Executive Vice President from 1991 to 1997.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                                 AND COMMITTEES

Director Meetings

     During the year ended December 31, 2000, the Board of Directors held four meetings and acted by unanimous written consent nine times. All directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board, if any, on which they serve.

     The standing Committees of the Board are as follows:

                                    Number of
                                    Meetings
                                     During
Committee               Members       2000        Duties of the Committee Include:
---------------------------------------------------------------------------------------------------
Audit Committee    Michael T. Willis  Five        .  Make recommendations regarding the
                   James R. Ball                     selection of independent auditors
                                                  .  Review the results and scope of the audit and
                                                     other services provided by the independent
                                                     auditors
                                                  .  Evaluate Quanta's financial and accounting
                                                     control functions

Compensation       James R. Ball      Two (1)     .  Administer the incentive compensation plans
 Committee         Michael T. Willis                 and the issuance of  stock and granting of
                                                     stock options under Quanta's 1997 Stock
                                                     Option Plan
                                                  .  Determine salaries for executive officers and
                                                     incentive compensation for senior employees
                                                     and other key management personnel

Nominating         James R. Ball      None (2)    .  Make recommendations regarding the nature
 Committee         Vincent D. Foster                 and duties of the Board and its committees
                   Michael T. Willis              .  Establish criteria for membership of the
                                                     Board and its committees
                                                  .  Make recommendations regarding persons to
                                                     be nominated for election or re-election
                                                     to the Board and its committees
                                                  .  Evaluate policies regarding the recruitment
                                                     of directors
                                                  .  Review and comment upon the CEO's
                                                     nominations for executive officers

Acquisitions       John R. Colson     None (3)    .  Review and monitor the strategic direction of
 Committee         Vincent D. Foster                 Quanta's acquisition program
                   Gary A. Tucci                  .  Approve acquisitions of companies within
                                                     certain financial parameters
 Small             John R. Colson     None (3)    .  Approve acquisitions of companies within
 Acquisitions      Vincent D. Foster                 certain financial parameters
 Committee

     (1) The Compensation Committee also took action by unanimous written consent six times in 2000.

     (2) The Nominating Committee was formed on December 12, 2000, and met during 2001 to consider nominations of directors for the 2001 term.

     (3) The Acquisitions Committee took action by unanimous written consent three times in 2000 and the Small Acquisitions Committee took action by unanimous written consent 19 times in 2000.

     During 2000, the Board examined the composition of the Audit Committee in light of the adoption by the New York Stock Exchange of new rules governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of the Exchange's new rules. The Board of Directors has adopted a charter for the Audit Committee, attached as Appendix A to this Proxy Statement, which complies with the Exchange's rules. It is anticipated that Messrs. Dunn and Langdon, if elected to the Board, will be appointed as independent members of the Audit Committee.

     The Nominating Committee considers recommendations by UtiliCorp, the sole holder of Series A Convertible Preferred Stock, for the three directors to be elected by UtiliCorp. The Nominating Committee will also consider director nominations made by stockholders in compliance with the guidelines set forth by the Securities and Exchange Commission and our bylaws. For a discussion of these guidelines, see "Stockholder Proposals for the 2002 Annual Meeting."

Director Compensation

     Directors who also are employees of Quanta or any of our subsidiaries do not receive additional compensation for serving as directors. During the year 2000, each director who was not an employee of Quanta or any of our subsidiaries received a fee of $1,000 for attendance at each meeting of the Board of Directors or any committee thereof (unless held on the same day as a Board of Directors meeting) and $500 for attendance by telephone. Effective May 24, 2001, each non-employee director shall receive a fee according to the following schedule: $2,000 for attendance at a board meeting in person; $1,000 for attendance at a board meeting by telephone; $1,000 for attendance at a committee meeting in person; $500 for attendance at a committee meeting by telephone; and $500 additional compensation for attendance at a committee meeting by the committee chairman. Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or the committees thereof, and for other expenses reasonably incurred in their capacity as directors of Quanta. Each non-employee director also receives an option to purchase 15,000 shares of Common Stock upon such director's initial election to the Board of Directors and an annual grant of an option to purchase 7,500 shares of Common Stock at each subsequent annual meeting of stockholders at which such director is re-elected or remains a director. There are currently four non-employee directors standing for re-election and three non-employee directors standing for initial election at this meeting. In addition, for services rendered to Quanta during the fiscal year 2000, the Compensation Committee paid Mr. Foster $100,000 cash and granted him options to purchase 75,000 shares of Common Stock.

                               EXECUTIVE OFFICERS

Our current executive officers are as follows:

     Name                               Age                          Position(s) with Quanta
     ----                               ---                          -----------------------
John R. Colson......................     53      Chief Executive Officer, Director
James H. Haddox.....................     52      Chief Financial Officer
Peter Dameris.......................     41      Chief Operating Officer
John R. Wilson......................     51      Regional Vice President, President of PAR, Director
Gary A. Tucci.......................     44      Regional Vice President, President of Potelco, Director
Luke T. Spalj.......................     36      Regional Vice President, Chief Operating Officer of
                                                 Spalj Construction Company
Elliott C. Robbins..................     54      Senior Vice President-Operations
James F. O'Neil III.................     42      Vice President-Operations Integration
Derrick A. Jensen...................     30      Vice President, Controller and Chief Accounting Officer
Nick Grindstaff.....................     38      Treasurer
Dana A. Gordon......................     33      Vice President, Secretary and General Counsel

     For a description of the business background of Messrs. Colson, Wilson and Tucci, see "Election of Directors" above.

     James H. Haddox has served as our Chief Financial Officer since November 1997 and served as Secretary from December 1997 until March 1999. From March 1996 until joining Quanta, Mr. Haddox was Senior Vice President - Finance of Corporate Express Delivery Systems, Inc., a national provider of same day delivery services. From January 1994 to March 1996, Mr. Haddox held various positions, including Chief Accounting Officer and Vice President - Finance, with U.S. Delivery Systems, Inc., a New York Stock Exchange listed company which was the largest provider of same day delivery services in the U.S. prior to its merger in March 1996 with Corporate Express, Inc. From 1991 to 1994 Mr. Haddox was an independent business consultant providing management services. From 1987 to 1991, Mr. Haddox held various financial positions, including Chief Financial Officer and Chief Accounting Officer, at Allwaste, Inc., a New York Stock Exchange listed national environmental services company. Mr. Haddox is a Certified Public Accountant.

     Peter Dameris has served as our Executive Vice President and Chief Operating Officer since February 2001. Prior to joining Quanta, Mr. Dameris served as Chairman of the Board, Chief Executive Officer and President of Metamor Worldwide, Inc., a publicly traded international IT consulting company with offices around the world, from October 1999 until June 2000, when Metamor's merger with PSINet, Inc. was completed. Mr. Dameris joined Metamor in January 1995 as Vice President, General Counsel and Secretary, and was promoted to Senior Vice President in September 1996 and to Executive Vice President - Corporate Development in January 1999. Mr. Dameris is also a director of Xuma Inc. and U.S. Concrete, Inc. Mr. Dameris holds a J.D. degree.

     Luke T. Spalj has served as a Regional Vice President of Quanta since May 2000. Mr. Spalj joined Spalj Construction Company in 1990 and has served as its Chief Operating Officer since 1992. Mr. Spalj is a Registered Professional Engineer. He also serves as a director of 1/st/ National Bank of Deerwood (Minnesota) and the Power and Communication Contractors Association.

     Elliott C. Robbins has served as our Senior Vice President -Operations since October 1999 and Chief Executive Officer of Intermountain Electric, Inc. ("Intermountain") from 1998 until September 1999. The Company acquired Intermountain in July 1999. Mr. Robbins held various positions with the MYR Group, Inc. from 1984 until 1998, most recently as a member of the Executive Management Committee and Senior Vice President, Treasurer and Chief Financial Officer. Mr. Robbins is a Certified Public Accountant and a member of the National Electrical Contractors Association, the America Institute of Certified Public Accountants, the Illinois CPA Society and the Union League Club.


     James F. O'Neil III has served as ourVice President - Operations Integration since August 1999. From 1980 until 1999, Mr. O'Neil held various positions with Halliburton Company, and served most recently as Director, Global Deepwater Development.

     Derrick A. Jensen has served as our Vice President and Controller since December 1997 and as our Chief Accounting Officer since March 1999. Prior to joining Quanta, Mr. Jensen was employed by Arthur Andersen, serving most recently as audit manager focusing on clients in consolidating industries. Mr. Jensen is a Certified Public Accountant.

     Nick Grindstaff has served as our Treasurer since October 1999. From March 1999 until September 1999, he served as our Assistant Treasurer. From December 1996 to February 1999, he served as Assistant Treasurer for American Residential Services, a consolidator of the HVAC, plumbing and electrical services industries. Mr. Grindstaff served in various financial roles with IBM Corporation from 1989 to 1996. Mr. Grindstaff holds a Masters of Science degree in Accounting.

     Dana A. Gordon has served as our Vice President, General Counsel and Secretary since January 1, 2001 and as Associate General Counsel from August 1999 until December 2000. From 1996 until joining Quanta, Ms. Gordon was an associate in the corporate department of the law firm of Weil, Gotshal & Manges LLP. From 1995 to 1996, Ms. Gordon served as a law clerk for the Hon. Justice Nathan Hecht of the Supreme Court of Texas. Ms. Gordon holds a J.D. degree.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

     The following table sets forth the compensation paid or accrued by Quanta in each of the last three fiscal years to our Chief Executive Officer and the four other highest-paid executive officers in 2000 (the "Named Executive Officers"):

                                                                                  Long Term
                                                                                 Compensation
                                                                                --------------
                                                                                  Securities
                                                Fiscal                            Underlying        All Other
   Name and Principal Position                   Year     Salary    Bonus        Options (#)      Compensation (1)
   ---------------------------                   ----    --------   -----        -----------      ----------------
John R. Colson............................        2000  $231,250  $250,000        181,503              7,650
   Chief Executive Officer                        1999   168,750   175,000        150,000              7,200
                                                  1998   150,000      ----           ----               ----

James H. Haddox...........................        2000   210,000   225,000         75,000              7,650
     Chief Financial Officer                      1999   161,250   165,000         75,000              7,200
                                                  1998   150,000    20,000        187,500               ----

John R. Wilson............................        2000   156,000   156,000         33,250              2,925
Regional Vice President                           1999   150,000    92,800         82,650               ----
                                                  1998   131,250      ----           ----               ----

Luke T. Spalj.............................        2000   130,360   150,000         64,615              7,650
Regional Vice President

Elliott C. Robbins........................        2000   150,000   150,000           ----              7,650
Senior Vice President-Operations                  1999   150,000    10,000        135,000               ----

     (1)  Represents Quanta's contribution to the individual's 401(k) Plan.

Option Grants in Last Fiscal Year

     The following table sets forth information regarding options to purchase Common Stock granted by Quanta during the fiscal year ended December 31, 2000 to each of the Named Executive Officers:

                                          Individual Grants
                    -------------------------------------------------------------
                       Number of       Percentage of                                    Potential Realizable Value
                      Securities           Total                                        at Assumed Annual Rates of
                      Underlying          Options                                        Stock Price Appreciation
                        Options          Granted in     Exercise                          for Option Term ($)(4)
                        Granted         Fiscal 2000       Price        Expiration        ----------------------
     Name               (#)(1)             (%)(2)       ($/Sh)(3)         Date           5%                10%
     ----               -------             ----         -------          ----           ---               ---
John R. Colson          150,000             6.24%       $23.54         2/17/10       $2,220,645        $5,627,505
                         31,503 (5)         1.31         23.54         2/17/10          466,380         1,181,889

James H. Haddox          75,000             3.12         23.54         2/17/10        1,110,323         2,813,753

John R. Wilson           28,750             1.20         23.54         2/17/10          425,624         1,078,605
                          4,500 (5)         0.19         23.54         2/17/10           66,619           168,825

Luke T. Spalj            14,615             0.61         23.54         2/17/10          216,365           548,307
                         50,000             2.08         43.94         5/23/10        1,381,605         3,501,255

Elliott C. Robbins            -                -             -               -                -                 -

(1) Unless otherwise indicated, the options become exercisable at a rate of 25% on the first anniversary of the grant date and 25% annually thereafter and expire ten years from the grant date, or earlier upon termination of employment.

(2) Based on an aggregate of 2,404,896 shares subject to options granted to our employees in the fiscal year ended December 31, 2000, including the Named Executive Officers.

(3) Options were granted at an exercise price equal to the fair market value per share of our Common Stock on the date of grant.

(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of our securities that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers. The potential realizable value is calculated using the fair market value per share at the time of the grant appreciating at the indicated rate for the entire term of the option and assuming that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. The potential realizable value computation is net of the applicable exercise price, but does not take into account applicable federal or state income tax consequences and other expenses of option exercises or sales of appreciated stock.

(5)  These options were immediately vested.

2000 Stock Option Exercises and Year-End Option Values

     The following table sets forth for each of the Named Executive Officers information concerning the exercise of options during fiscal year 2000 and the number and value of securities underlying unexercised options held by the Named Executive Officer at December 31, 2000:

                                                           Number of Securities            Value of Unexercised In-the-
                                                          Underlying Unexercised                 Money Options at
                              Shares                   Options at December 31, 2000            December 31, 2000 (1)
                            Acquired on      Value     ----------------------------            ---------------------
      Name                  Exercise(#)    Realized    Exercisable  Unexercisable       Exercisable      Unexercisable
      ----                  ----------     --------    -----------  -------------       -----------      -------------
John R. Colson                     -                -     69,003        262,500         $801,400          $2,883,964
James H. Haddox               46,875        $2,241,253    18,750        225,000          264,516           1,441,982
John R. Wilson                     -                -     25,162         90,738          366,958           1,232,750
Luke T. Spalj                      -                -     10,743         96,847          168,805              45,324
Elliott C. Robbins                 -                -     33,750        101,250          347,683           1,042,959

___________________
(1) The values of unexercised in-the-money options are based on a value of $32.1875 per share, the closing price on December 29, 2000, minus the per share exercise price, multiplied by the number of shares underlying the option.

Employment Agreements

     We have entered into employment agreements with each of Messrs. Colson, Haddox and Spalj and certain other key employees that prohibit each such individual from disclosing our confidential information and trade secrets and generally restrict these individuals from competing with us for a period of one year after the termination of the individual's employment agreement. Each of these agreements has an initial term of two to three years, provides for an automatic annual extension at the end of its initial term and is terminable by us for "good cause" upon 10 days' written notice and without "good cause" by either party upon 30 days' written notice. The employment agreements provide that if the officer's employment is terminated by us without "good cause," such officer will be entitled to receive a lump-sum severance payment at the effective time of termination equal to the officer's base salary at the rate then in effect for the greater of (i) the time period remaining under the initial term of the agreement or (ii) one year. In addition, the employment agreements generally provide that in the event of termination without "good cause," the non-competition provision will not apply for any time period in which the employee is not receiving or has not received severance compensation.

     Certain employment agreements, including those with Messrs. Colson and Haddox, contain provisions concerning a change-in-control of Quanta, including the following: (i) in the event that the acquiring entity does not give notice to us and such officer five business days prior to closing of the change-in-control transaction of the acquiring entity's willingness to assume the obligations of such employment agreement, the change in control will be deemed a termination of the employment agreement by us without "good cause," and the provisions of the employment agreement governing the same will apply, except that the severance amount otherwise payable (discussed in the preceding paragraph) will be tripled and the provisions that restrict competition with us will not apply and (ii) the officer must be given sufficient time and opportunity to elect whether to exercise all or any of his or her options to purchase Common Stock, including any options with accelerated vesting under the provisions of the Quanta 1997 Stock Option Plan, such that the officer may acquire the Common Stock at or prior to the closing of the transaction giving rise to the change-in-control, if he or she so desires. Certain employment agreements, including those with Messrs. Colson and Haddox, also provide that if such officer is offered a lesser position, lesser compensation or required to relocate within one year following a change in control, such officer will be deemed to have been terminated without "good cause," the severance amount otherwise payable will be tripled and the provisions that restrict competition with us will not apply. The employment agreement with Mr. Haddox also provides that Mr. Haddox may elect to have a change-in-control situation deemed a termination of his agreement without cause, but in that case the severance amount otherwise payable would be doubled rather than tripled and the provisions which restrict competition would apply for two years.

2001 Stock Option Plan

     In December 1997, the Board of Directors adopted, and our stockholders approved, the 1997 Stock Option Plan. In May 2000, the Plan was amended to expand the definition of "Stock" to include Quanta's Series A Convertible Preferred Stock, Common Stock and Limited Vote Common Stock. The purpose of the Plan is to provide directors, key employees, officers and certain advisors with additional incentives by increasing their proprietary interest in Quanta. The aggregate amount of Common Stock of Quanta with respect to which options may be granted may not exceed the greater of 3,571,275 shares or 15% of the outstanding shares of Stock (8,460,082 shares as of December 31, 2000). On February 27, 1998, Quanta filed a Registration Statement on Form S-8 with respect to 3,571,275 shares of Common Stock issuable in connection with the Plan.

     The Plan, as amended, provides for the grant of incentive stock options ("ISOs") and nonqualified stock options (the "Awards"). The amount of ISOs that may be granted under the Plan is limited to 3,571,275 shares. The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has, subject to the terms of the Plan, the sole authority to grant Awards under the Plan, to construe and interpret the Plan and to make all other determinations and take any and all actions necessary or advisable for the administration of the Plan.

     All of our employees, non-employee directors, officers and advisors are eligible to receive Awards under the Plan, but only employees are eligible to receive ISOs. Options will be exercisable during the period specified in each option agreement and will generally become exercisable in installments pursuant to a vesting schedule designated by the Compensation Committee. In the discretion of the Compensation Committee, option agreements may provide that options will become immediately exercisable in the event of a "change in control" (as defined in the Plan) of Quanta and will expire twenty days after the Compensation Committee gives notice of the change in control event. No ISO will remain exercisable later than ten years after the date of grant (or five years in the case of ISOs granted to employees owning more than 10% of the voting capital stock of Quanta).

     The Plan also provides for automatic option grants to directors who are not otherwise employed by Quanta or its subsidiaries. Upon commencement of service, a non-employee director will receive a non-qualified option to purchase 15,000 shares of Common Stock, and each continuing or re-elected non-employee director annually will receive an option to purchase 7,500 shares of Common Stock. Options granted to non-employee directors are fully exercisable following the expiration of six months from the date of grant.

     The exercise price for ISOs granted under the Plan may be no less than the fair market value of a share of the Common Stock on the date of grant (or 110% in the case of ISOs granted to employees owning more than 10% of the voting capital stock of Quanta).

     Options to purchase 8,230,739 shares of Common Stock issued pursuant to the Plan were outstanding at March 15, 2001. All of these options are non-qualified options.

Compensation Committee Interlocks and Insider Participation

      In 2000, James R. Ball, Michael T. Willis and Rodney R. Proto (until May
2000) served as members of the Compensation Committee. None of such persons served as an employee or officer of Quanta or any of our subsidiaries during 2000 or was formerly an officer of Quanta or any of our subsidiaries.

                              CERTAIN TRANSACTIONS

Transactions Involving Certain Officers, Directors and Stockholders

     Potelco leases its main office from the father of Gary A. Tucci and leases another office in Washington from Gary A. Tucci, who is President of Potelco, a Regional Vice President and director of Quanta. Currently, both leases are oral and on a month to month basis. The main office lease is for a 15,000 square foot building on five acres, at a rental rate of $2,500 per month. The other lease is for a 2,200 square foot office with a 6,000 square foot maintenance facility on
1.5 acres, at a rental rate of $2,800 per month. We believe that the economic terms of these leases do not exceed fair market value.

     TRANS TECH leases its main office from TRANS TECH Properties, which is partially owned by Robert J. Urbanski and John A. Martell, who are President and Vice President of TRANS TECH, respectively. Additionally, Mr. Martell served as a director of Quanta during 2000. The main office of TRANS TECH is located in South Bend, Indiana, and the facilities consist of approximately 7.5 acres of real property, a 4,350 square foot office attached to a 10,560 square foot heated warehouse, a 3,480 square foot detached unheated warehouse and a 3,000 square foot detached vehicle maintenance facility. The initial lease term is for five years at a rent of $5,900 per month, plus the payment of all taxes, insurance and maintenance on the property. TRANS TECH has the option to renew the lease for an additional five-year term at a rental rate equal to the then current market rate. We believe that the economic terms of this lease do not exceed fair market value.

     In September 1999, we issued 1,860,000 shares of Series A Convertible Preferred Stock to UtiliCorp for an initial investment of $186.0 million, before transaction costs, and in September 2000, UtiliCorp converted 7,924,805 shares of Common Stock into an additional 1,584,961 shares of Series A Convertible Preferred Stock. In certain circumstances, UtiliCorp also had the right to purchase additional securities from us to maintain the percentage ownership of Quanta represented by the Series A Convertible Preferred Stock. This right terminated in October 2000. During the fiscal year ended December 31, 2000, UtiliCorp purchased 519,182 shares of Common Stock pursuant to this right.

     Concurrently with the investment by UtiliCorp in September 1999, we agreed that UtiliCorp would use Quanta as a preferred provider of outsourced transmission and distribution infrastructure construction and maintenance as well as natural gas distribution construction and maintenance in all areas serviced by UtiliCorp, provided that we provide such services at a competitive cost. This strategic alliance agreement has a term of six years. In 2000, we performed approximately $14.4 million of projects for UtiliCorp or its affiliates.

     In addition to the strategic alliance agreement, we entered into a management services agreement with UtiliCorp. Under the management services agreement, UtiliCorp provided advice and services to Quanta. In consideration of the advice and services rendered by UtiliCorp, we agreed to pay UtiliCorp a fee of $2,325,000, quarterly in arrears during the six year term of the agreement. During the year 2000, we also reimbursed UtiliCorp $137,000 for the salaries and expenses of certain consultants. In December 2000, we agreed to conclude our obligations under the management services agreement with UtiliCorp in exchange for a one-time payment to UtiliCorp of approximately $28.6 million.

     As the sole holder of Series A Convertible Preferred Stock, UtiliCorp is currently entitled to elect three directors to our Board of Directors. These director nominees are proposed by UtiliCorp but must be approved by our Nominating Committee and full Board of Directors.

     In February 2000, we submitted a written notice to Gary A. Tucci seeking indemnification from him for certain accounts receivable losses sustained by us in connection with our acquisition of Potelco. The total amount outstanding as a result of this indemnification claim is $144,104. We currently are negotiating the settlement of this claim with Mr. Tucci.

     On April 26, 2000, UtiliCorp purchased all of the $49.4 million principal amount of our 6 7/8% convertible subordinated notes held by certain affiliates of Enron Corporation ("Enron"). UtiliCorp converted the convertible subordinated notes into approximately 5.4 million shares of Common Stock on June 13, 2000.

     In 2000, Quanta and our subsidiaries performed infrastructure construction and maintenance services for affiliates of Enron for approximately $20.3 million. Each of these projects was awarded to us either through a bidding process or on a negotiated basis. Enron received terms similar to terms provided to our other customers for similar projects.

     At various times in 2000, employees of Main Street have served on our corporate development staff on a contract basis. We reimbursed Main Street $283,627 in 2000 for the salaries and expenses of these employees. We believe that the amount we paid to Main Street for salaries and expenses was reasonable under the circumstances.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of a registered class of Quanta's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, our securities. Copies of these filings must be furnished to us.

     Based only on our review of the copies of such forms furnished to the us and other information, we believe that, during 2000, all of our directors and executive officers were in compliance with the applicable filing requirements, except that Mr. Spalj filed certain information required to be reported on his Form 3, Initial Statement of Beneficial Ownership of Securities, late.

                    REPORT FROM THE COMPENSATION COMMITTEE
                       REGARDING EXECUTIVE COMPENSATION

     As members of the Compensation Committee, we administer Quanta's executive compensation program. We are responsible for establishing appropriate compensation goals for Quanta's executive officers and evaluating the performance of the executive officers in meeting such goals. None of the members of the Compensation Committee is a current or former employee or officer of Quanta.

     The Compensation Committee seeks to reward Quanta's senior management for building long-term stockholder value. In addition, we design executive compensation programs to allow Quanta to attract, motivate and retain the management personnel necessary for Quanta's success by providing an executive compensation program comparable to that offered by companies with which Quanta competes for such management personnel. Finally, the Compensation Committee believes it must fairly compensate the executive officers of Quanta for their contributions to Quanta's short-term and long-term performance. The Compensation Committee uses annual base salaries, annual bonuses and equity incentives to achieve its goals.

Base Salary

     The base salary for Mr. Colson and other key executive officers is fixed in their employment agreements with Quanta, or in the absence of an employment agreement, by the Compensation Committee upon the recommendation of our Chief Executive Officer. The Compensation Committee approves each agreement and base salary, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer's service. The Compensation Committee may periodically reevaluate the base salaries of our executive officers to maintain competitive salary levels.

Annual Bonus Plan

     In February 2000, we adopted an annual bonus plan for the fiscal year 2000 to provide Quanta's senior management, as well as other key employees, with additional performance incentives in the form of an annual cash bonus to be paid in recognition of meeting certain financial or operational goals. Pursuant to the annual bonus plan, a portion of each key employee's annual bonus is determined using a formula based on earnings per share, operating income, internal revenue growth and operating margin. The remainder of each key employee's bonus is discretionary based on individual performance and contribution to the Quanta's goals. Bonus levels vary in accordance with levels of responsibility within Quanta, with senior executives eligible to receive bonuses of up to 100% of annual salary and key employees eligible to receive bonuses ranging from up to 50% of annual salary to up to 100% of annual salary.

Incentive Compensation

     Quanta also provides stock option awards as additional compensation to its key executives. The guidelines used by the Compensation Committee to establish the size of a stock option award include an executive's level of responsibility and performance, the size of prior grants and comparative award information. Most of the options granted to Quanta's executive officers vest at the rate of 25% per year commencing on the date of grant, and expire 10 years from the date of grant or three months following termination of employment without "good cause" as defined in the 1997 Stock Option Plan. The exercise price per share is set at the fair market value per share on the date of grant.

This report is furnished by the Compensation Committee of the Board of Directors.

                               Michael T. Willis
                               James R. Ball

                        REPORT FROM THE AUDIT COMMITTEE

     The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2000. The information contained in this report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any Quanta filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.

Review with Management

     The Audit Committee has reviewed and discussed Quanta's audited financial statements with management.

Review and Discussions with Independent Auditors

     The Audit Committee has discussed with Arthur Andersen LLP, our independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) including (1) methods used to account for any significant unusual transactions; (2) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating any particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and
(4) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Committee has also received written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from Quanta and its related entities) and has discussed with Arthur Andersen LLP their independence from Quanta.

Conclusion

     Based on the review and discussions referred to above, the Committee recommended to our Board of Directors that Quanta's audited financial statements be included in Quanta's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.


                                    SUBMITTED BY THE AUDIT COMMITTEE
                                    OF THE BOARD OF DIRECTORS


                                    Michael T. Willis
                                    James R. Ball


Arthur Andersen LLP Fees

     In addition to performing the audit of our consolidated financial statements, Arthur Andersen LLP provided various other services during 2000. The aggregate fees billed for 2000 for each of the following categories of services are set forth below:

               Audit Fees (1)                     $  490,000
               Financial Information Systems
               Design and Implementation Fees     $        0

               All Other Fees (2)                 $1,334,752

          (1) Includes fees for the fiscal 2000 audit of Quanta's consolidated financial statements and review of Forms 10-Q for the fiscal 2000 period.

          (2)  Includes (i) tax planning and the preparation of our tax returns,
               (ii) acquisitions due diligence reviews and integration services, and (iii) evaluating the effects of various accounting issues and changes in professional standards.

     The Audit Committee reviews summaries of the services provided by Arthur Andersen LLP and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Arthur Andersen LLP.

                               PERFORMANCE GRAPH

     The following graph compares, for the period from February 12, 1998, the date of our initial public offering of Common Stock, to December 31, 2000, the cumulative stockholder return on our Common Stock with the cumulative total return on the Standard & Poor's 500 Index (the "S&P 500 Index"), the Russell 2000 Index and a peer group index selected by our management, which includes three public companies within our industry (the "Peer Group"). The comparison assumes that $100 was invested on February 12, 1998 in our Common Stock, the S&P 500 Index, the Russell 2000 Index and the Peer Group, and further assumes all dividends were reinvested. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

     The companies that comprise the Peer Group are: Arguss Communications, Inc., Dycom Industries, Inc., and MasTec, Inc.

                COMPARISON OF 34 MONTH CUMULATIVE TOTAL RETURN*
                AMONG QUANTA SERVICES, INC. THE S & P 500 INDEX
                    THE RUSSELL 2000 INDEX AND A PEER GROUP

                             [GRAPH APPEARS HERE]


                   2/98   3/98    6/98    9/98    12/98    3/99    6/99    9/99    12/99   3/00    6/00    9/00   12/00
                  -----   -----   ----    ----    -----    ----    ----    ----    -----   ----    ----    ----   -----
QUANTA
  SERVICES, INC.  100.00  148.89  130.56  109.44  196.11  226.11  391.11  260.56  251.11  539.45  733.30  366.65  429.15
S&P 500           100.00  112.70  116.42  104.84  127.17  133.51  142.92  133.99  153.93  157.46  153.28  151.79  139.92
RUSSELL 2000      100.00  111.82  106.61   85.13   99.02   93.65  108.21  101.37  120.06  115.89  111.51  112.74  104.96
PEER GROUP        100.00   99.64   90.44   71.46  109.84  119.33  150.42  127.51  155.12  283.96  218.96  192.10  141.45



    Measurement                                                           Russell 2000
      Period                  Quanta Services, Inc.    S&P 500 Index         Index        Peer Group
      -------                 ---------------------    -------------         -----        ----------
February 12, 1998                    $100.00              $100.00            $100.00        $100.00
December 31, 1998                    $196.11              $127.17            $ 99.02        $109.84
December 31, 1999                    $251.11              $153.93            $120.06        $155.12
December 31, 2000                    $429.15              $139.92            $104.96        $141.45

                                PROPOSAL NO. 2
                     RATIFICATION OF INDEPENDENT AUDITORS

     The Board has appointed Arthur Andersen LLP as our independent auditors for the fiscal year ending December 31, 2001. Arthur Andersen has served as the Company's independent auditors since 1997. Representatives from this firm will be at the annual meeting to make a statement, if they choose, and to answer any appropriate questions you may have.

     In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

                            ADDITIONAL INFORMATION

Stockholder Proposals for the 2002 Annual Meeting. Stockholders who desire to submit a proposal for inclusion in the proxy materials for our 2002 annual meeting of stockholders may do so by complying with the procedures described in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be received by Quanta's Corporate Secretary no later than December 25, 2001.

     Stockholder proposals submitted outside of the Securities and Exchange Commission's procedures for including such proposals in our proxy statement must be received by our Corporate Secretary no later than February 23, 2002 (unless the 2002 annual meting date is before April 24 or after August 2, in which case we must receive such proposal by the later of 90 days before such annual meeting date and ten days after we first publicly announce the date of such annual meeting). However, if the number of directors to be elected at the 2002 annual meeting of stockholders is increased and we do not publicly announce the nominee(s) for the new directorship(s) by February 13, 2002, a stockholder's notice solely with respect to nominee(s) for the additional directorship(s) must be received by our Corporate Secretary no later than ten days after we first publicly announce the increase in the number of directors. Any such proposal or notice must comply in all respects with the specific requirements included in our bylaws. If a proposal or notice is received after such deadline, as applicable, our proxy materials for the 2002 annual meeting of stockholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for our 2002 annual meeting of stockholders.

Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by Quanta. The cost of soliciting proxies in the enclosed form will be borne by Quanta. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

Other Matters. As of the date of this Proxy Statement, the Board of Directors does not know of any other matter that will be brought before the annual meeting. However, if any other matter properly comes before the annual meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

                                        By Order of the Board of Directors

                                        /s/ DANA A. GORDON

                                        Dana A. Gordon
                                        Corporate Secretary

Houston, Texas
April 24, 2001

                                                                      Appendix A
                            AUDIT COMMITTEE CHARTER

Organization
------------

There shall be a committee of the Board of Directors known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as an Audit Committee member.

Statement of Policy
-------------------

The independent auditors of the Company are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company's stockholders, and the Board of Directors has the ultimate authority and
responsibility to select, evaluate and replace the outside auditors.   The Audit
Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the stockholders of the Company relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the auditors, and the financial management of the Company.

Responsibilities
----------------

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

     1. Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries. Review the range and cost of audit and non-audit services performed by the independent accountants. The Audit Committee shall receive a written statement from its independent accountants delineating all relationships between the auditor and the Company.

     2. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     3. Review with the Company's auditors, the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     4.   Review a summary of findings from any internal audits  completed.

     5. Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that management and the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review with management and the independent auditors any changes in accounting principles.

     6. Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     7. Review accounting and financial human resources and succession planning within the Company.

     8. Report periodically to the Board of Directors any significant matters discussed at the Audit Committee meeting.

     9. Investigate any matter brought to its attention within the scope of its duties, with the power to retain counsel, accountants or others for its purpose if, in its judgment, that is appropriate.

     10. Review and update this Charter periodically, at least annually, as conditions dictate.

     11. Review with the Company's legal counsel legal compliance matters including corporate securities trading policies.

     12. Review with the Company's legal counsel any legal matter that could have a significant impact on the Company's financial statements.

Quanta Logo
c/o PROXY SERVICES
P.O. BOX 9141
FARMINGDALE, NY 11735-9769

                         OPTIONS FOR SUBMITTING PROXY

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your voting instruction card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return to Quanta Services, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QUANTA SERVICES, INC.
COMMON STOCK

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board of Directors Recommends a Vote FOR the nominees.
Nominees:
(01) James R. Ball, (02) John R. Colson, (03) Louis C. Golm, (04) Jerry J. Langdon, (05) Gary A. Tucci, (06) John R. Wilson


For                            Withhold                       For All

All                            All                            Except:
[_]                            [_]                            [_]
       To withhold authority to vote for any individual, mark "For All Except" and write the nominee's number on the line below.


PROPOSAL NO. 2
RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS


For                           Against                      Abstain
[_]                           [_]                          [_]

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.
Each joint owner should sign. Signatures should correspond with the names printed on this Proxy. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a respective capacity should give full title.

________________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date

PROXY FORM                 QUANTA LOGO                            PROXY FORM


                             QUANTA SERVICES, INC.
                                     PROXY
   FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2001 AND ANY
                     ADJOURNMENTS OR POSTPONEMENTS THEREOF


                  THIS PROXY IS BEING SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF QUANTA SERVICES, INC.

By casting your voting instructions on the reverse side, you hereby (a) acknowledge receipt of the proxy statement related to the above-referenced meeting, (b) appoint James H. Haddox and Dana A. Gordon, and each of them, as proxies, with full power of substitution, to vote all shares of Quanta stock that you would be entitled to cast if personally present at such meeting and at any postponement or adjournment thereof and (c) revoke any proxies previously given.


This proxy will be voted as specified by you. If no choice is specified, the proxy will be voted "FOR" the nominees listed in Proposal No. 1 and "FOR" Proposal No. 2, and according to the discretion of the proxy holders for any other matters that may properly come before the meeting or any postponement or adjournment thereof.

                             QUANTA SERVICES, INC.


                                     PROXY


     FOR THE ANNUAL METING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2001 AND
                   ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF


                  THIS PROXY IS BEING SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF QUANTA SERVICES, INC.

     By casting your voting instructions below, you hereby (a) acknowledge receipt of the proxy statement related to the above-referenced meeting, (b) appoint James H. Haddox and Dana A. Gordon, and each of them, as proxies, with full power of substitution, to vote all shares of Quanta stock that you would be entitled to cast if personally present at such meeting and at any postponement or adjournment thereof and (c) revoke any proxies previously given.

SERIES A CONVERTIBLE PREFERRED STOCK:


PROPOSAL NO. 1
ELECTION OF DIRECTORS


The Board of Directors Recommends a Vote FOR the nominees.
Nominees:
(01)  Terrence P. Dunn, (02) Robert K. Green, (03) James G. Miller


     ___ For All   ___ Withhold All   ___ For All Except:
                                      _____________________________________
                                              (insert name above)
PROPOSAL NO. 2
RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS

     ___ For       ___ Withhold       ___ Abstain


In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.


Each joint owner should sign. Signatures should correspond with the names printed on this Proxy. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a respective capacity should give full title.

_____________________________            __________________
Signature                                Date

_____________________________            __________________
Signature (Joint Owners)                 Date

Name:                                    Number of Shares Held:

This proxy will be voted as specified by you. If no choice is specified, the proxy will be voted "FOR" the nominees listed in Proposal No. 1 and "FOR" Proposal No. 2, and according to the discretion of the proxy holders for any other matters that may properly come before the meeting or any postponement or adjournment thereof.


                         OPTIONS FOR SUBMITTING PROXY


VOTE BY MAIL: Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided or return it to Quanta Services, Inc., 1360 Post Oak Blvd., Suite 2100, Houston, Texas 77056.

                             QUANTA SERVICES, INC.

                                     PROXY

     FOR THE ANNUAL METING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2001 AND
                   ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

                  THIS PROXY IS BEING SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF QUANTA SERVICES, INC.


     By casting your voting instructions below, you hereby (a) acknowledge receipt of the proxy statement related to the above-referenced meeting, (b) appoint James H. Haddox and Dana A. Gordon, and each of them, as proxies, with full power of substitution, to vote all shares of Quanta stock that you would be entitled to cast if personally present at such meeting and at any postponement or adjournment thereof and (c) revoke any proxies previously given.


LIMITED VOTE COMMON STOCK:


PROPOSAL NO. 1
ELECTION OF DIRECTORS


The Board of Directors Recommends a Vote FOR the nominee.
Nominee:
(01) Vincent D. Foster

     ___  For  ___ Withhold

PROPOSAL NO. 2
RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS

     ___ For   ___ Withhold         ___ Abstain

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.

Each joint owner should sign. Signatures should correspond with the names printed on this Proxy. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a respective capacity should give full title.


______________________________           _________________

Signature                                Date

______________________________           _________________
Signature (Joint Owners)                 Date

Name:                                    Number of Shares Held:

This proxy will be voted as specified by you. If no choice is specified, the proxy will be voted "FOR" the nominees listed in Proposal No. 1 and "FOR" Proposal No. 2, and according to the discretion of the proxy holders for any other matters that may properly come before the meeting or any postponement or adjournment thereof.


                         OPTIONS FOR SUBMITTING PROXY


VOTE BY MAIL: Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided or return it to Quanta Services, Inc., 1360 Post Oak Blvd., Suite 2100, Houston, Texas 77056.

                               Vote by Internet


           Quanta Services, Inc. recommends you vote this way if you
                         have access to the Internet.
 It's fast, convenient, and your vote is immediately confirmed and posted. You may also give your consent to have all future proxy statements and annual reports delivered to you electronically.

                                 Go to website
                               www.proxyvote.com
                               -----------------

Follow these four easy steps:

 . Read the accompanying Proxy Statement and Proxy Card.

 . Go to website  www.proxyvote.com.
                 ------------------

 . Enter your unique 12-digit Control Number located on your Proxy Card.

 . Follow the simple instructions.



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